HUSSMAN STRATEGIC GROWTH FUND

TICKER SYMBOL: HSGFX

HUSSMAN INVESTMENT TRUST
SUMMARY PROSPECTUS: NOVEMBER 1, 2020

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI, reports to shareholders, and other information about the Fund online at www.hussmanfunds.com. You can also get this information at no cost by calling 1-800-HUSSMAN (1-800-487-7626) or by sending an email request to fulfillment@ultimusfundsolutions.com. The current Prospectus and SAI, dated November 1, 2020, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary if you own shares of the Fund through a financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-800-487-7626 or, if you own shares of the Fund through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-800-487-7626. If you own shares of the Fund through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to each of the funds comprising Hussman Investment Trust that you own directly or own through your financial intermediary.

What is the Fund’s Investment Objective?

HUSSMAN STRATEGIC GROWTH FUND (the “Fund”) seeks to achieve long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and fees to intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	1.50%
Exchange Fee (as a percentage of amount exchanged, if applicable)	1.50%
Wire Transfer Fee	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution (12b-1) Fees	None
Other Expenses	0.36%
Acquired Fund Fees and Expenses	0.08%(1)
Total Annual Fund Operating Expenses	1.34%(2)
Less: Fee and Expense Waivers	(0.11%)
Total Annual Fund Operating Expenses After Waivers	1.23%(3)

(1)	Acquired Fund Fees and Expenses represent fees and expenses incurred indirectly by the Fund on investments in shares of money market mutual funds or exchange-traded funds.

(2)

Total Annual Fund Operating Expenses will differ from the Fund’s ratio of total expenses to average net assets as presented in the Fund’s Financial Highlights because operating expenses of the Fund as presented in the Financial Highlights do not include Acquired Fund Fees and Expenses.

(3)

The investment adviser has contractually agreed that, until November 1, 2021, it will waive its investment advisory fees and/or absorb or reimburse other Fund operating expenses to the extent necessary to limit the Fund’s annual operating expenses (excluding Acquired Fund Fees and Expenses, brokerage commissions, taxes, interest expense and any extraordinary expenses) to an amount not exceeding 1.15% of the Fund’s average daily net assets. Under the terms of this agreement, the Fund is obligated to reimburse the investment adviser the amount of advisory fees previously waived and Fund expenses previously absorbed or reimbursed by the investment adviser for a period of three years from the date such fees or expenses were waived, absorbed or reimbursed, but only if such reimbursement does not cause the Fund’s operating expenses (after reimbursement by the Fund is taken into account) to exceed the lesser of: (i) the expense limitation in effect at the time such fees and expenses were waived, absorbed or reimbursed by the investment adviser; and (ii) the expense limitation in effect at the time the investment adviser seeks reimbursement. This agreement may not be terminated by the investment adviser without the approval of the Board of Trustees of the Trust. The investment adviser may agree to continue after November 1, 2021 the current arrangement to limit the Fund’s expenses or to implement a similar arrangement, but it is not obligated to do so.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as shown in the preceding table. The Example also takes into account that the investment adviser’s contractual agreement to waive its investment advisory fees and/or to absorb or reimburse Fund expenses remains in effect only until November 1, 2021. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$125	$414	$724	$1,603

Portfolio Turnover

The Fund incurs transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will result in higher transaction costs for the Fund and may also result in higher taxes for shareholders who hold Fund shares in taxable accounts. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 167% of the average value of its portfolio.

What are the Fund’s Principal Investment Strategies?

The Fund’s portfolio will typically be fully invested in common stocks favored by Hussman Strategic Advisors, Inc., the Fund’s investment adviser, except for modest cash balances arising in connection with the Fund’s day-to-day operations. When market conditions are unfavorable in the view of the investment adviser, the Fund may use options and index futures, as well as other hedging strategies, to reduce the exposure of the Fund’s stock portfolio to the impact of general market fluctuations. When market conditions are viewed as favorable, in the view of the investment adviser, the Fund may use options to increase its exposure to the impact of general market fluctuations.

In general, the stock selection approach of the investment adviser focuses on securities demonstrating favorable valuations and/or market action. The primary consideration used by the investment adviser in assessing a stock’s valuation is the relationship between its current market price and the present value of estimated expected future cash flows per share. Other valuation measures, such as the current dividend yield, and ratios of stock price to earnings and stock price to revenue, are also analyzed in relation to expected future growth of cash flows in an attempt to measure underlying value and the potential for long-term returns. Additional considerations include measures of financial stability such as variations in profit margins and balance sheet indicators. The analysis of market action includes measurements of price behavior and trading volume. The investment adviser believes that strength in these measures is often a reflection of improving business prospects and the potential for earnings surprises above consensus estimates, which can result in increases in stock prices.

The investment adviser believes that market return/risk characteristics differ significantly across varying market conditions. The two most important dimensions considered by the investment adviser are “valuation” and “market action.” In the analysis of overall market conditions, valuation considers the relationship of major stock indices to the stream of earnings, dividends and cash flows expected in the future in an attempt to measure the underlying value of stocks and the long-term returns implied by their current market prices. Market action considers the behavior of a wide range of securities and industry groups, in an attempt to assess the economic outlook of investors and their willingness to accept market risk. In addition, the investment adviser evaluates economic conditions, investor sentiment, interest rates, credit-sensitive indicators and other factors in an attempt to classify prevailing market conditions with historically similar instances.

Historically, different combinations of valuation, market action and other factors have been accompanied by significantly different stock market performance in terms of return/risk. The investment adviser expects to intentionally “leverage” or increase the stock market exposure of the Fund in environments where the expected return from market risk is believed to be high, and may reduce or “hedge” the exposure of the Fund’s stock portfolio to the impact of general market fluctuations in environments where the expected return from market risk is believed to be unfavorable.

Specific strategies for “leveraging” or increasing stock market exposure may include buying call options on individual stocks or market indices and writing put options on stocks which the Fund seeks to own. The maximum exposure of the Fund to stocks, either directly through purchases of stock or indirectly through option positions, is not expected to exceed 150% of its net assets. This means that the value of the underlying positions represented by options is not expected to exceed 50% of the value of the Fund’s net assets at the time of investment.

The principal strategies used for reducing or “hedging” market exposure include buying put options on individual stocks or stock indices, writing covered call options on stocks which the Fund owns or call options on stock indices, and establishing short futures positions or option combinations (such as simultaneously writing call options and purchasing put options) on one or more stock indices considered by the investment adviser to be correlated with the Fund’s portfolio. The Fund may use these strategies to hedge up to 100% of the value of the stocks that it owns. However, the Fund may experience a loss even when the entire value of its stock portfolio is hedged if the returns of the stocks held by the Fund do not exceed the returns of the securities and financial instruments used to hedge, or if the exercise prices of the Fund’s call and put options differ, so that the combined loss on these options during a market advance exceeds the gain on the underlying stock index.

To the extent the Fund establishes leveraged and hedged investment positions as part of its investment program, its investment performance may deviate significantly from the performance of major stock indices for substantial portions of a market cycle. When market conditions are favorable in the view of the investment adviser, the use of options to increase the Fund’s market exposure may amplify the sensitivity of the Fund’s returns to general market fluctuations for meaningful periods of time, and the Fund may experience a net loss of time-value on purchased options. When market conditions are unfavorable in the view of the investment adviser, the Fund may experience limited, zero, or possibly negative correlation with general market fluctuations for meaningful periods of time, and may experience a net loss of time-value on purchased options.

The choice of stock indices and instruments used for hedging is based on a consideration of the securities held in the Fund’s portfolio from time to time, and the availability and liquidity of futures, options and other instruments on such indices. The primary intent of the Fund’s hedging strategy is to reduce the impact of general market fluctuations when stock market conditions generally are viewed by the investment adviser as unfavorable. The Fund generally hedges using indices that are correlated, though perhaps imperfectly, with the stocks owned by the Fund. These may include indices of U.S. stocks such as the Standard & Poor’s 500 Index.

The portion of the Fund’s net assets invested at any given time in securities of issuers engaged in industries within a particular business sector may be affected by valuation considerations and other investment characteristics of that sector. As a result, the Fund’s investments in various business sectors generally will change over time, and a significant allocation to any particular sector does not represent an investment policy or investment strategy to invest in that sector.

There are no restrictions as to the market capitalizations of companies in which the Fund invests. However, the Fund invests primarily in stocks that are listed or trade on the New York Stock Exchange, the American Stock Exchange or the NASDAQ Stock Market. The Fund generally invests in stocks of companies with market capitalizations in excess of $500 million, although it may invest a portion of its assets in the stocks of companies having smaller market capitalizations, which involves certain risks.

Because the S&P 500 Index is perhaps the most widely recognized index of U.S. common stocks, as well as a widely used benchmark for growth-oriented investors, it is believed to be an appropriate broad-based securities market index against which to compare the Fund’s long-term investment performance. However, the Fund may invest in securities that are not included in the S&P 500 Index, and may vary its exposure to market fluctuations depending on the investment adviser’s view of market conditions. As a result, the Fund’s investment returns may differ from the performance of major stock market indices, particularly over the short term.

What are the Principal Risks of Investing in the Fund?

Shares of the Fund may fall in value and there is a risk that you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective. Due to the investment program employed by the Fund and the types of securities in which it invests, the Fund is designed for investors who are investing for the long term.

Risks of Common Stocks

General movements in the stock market will affect the prices of the common stocks in which the Fund invests and thus, the Fund’s share price, on a daily basis. Significant declines are possible both in the overall stock market and in the prices of specific securities held by the Fund.

The values of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, political events, or general economic conditions. The value of an individual stock may fluctuate due to conditions that are not specifically related to the particular company, such as investor perceptions of the company or its industry, or real or perceived adverse market or political conditions. Local, regional or global events such as war, acts of terrorism, government defaults, government shutdowns, natural or environmental disasters, the spread of infectious illness or other public health issues, recessions, or other events could also have a significant adverse impact on the Fund and the value of its investments.

Portfolio Management Risks

The success of the Fund’s investment program depends largely on the investment adviser’s skill in assessing the potential returns of securities in which the Fund invests. It also depends on the investment adviser’s use of hedging strategies that may not be employed by many other mutual funds, and there is no assurance that these strategies will be successful. The use of hedging strategies to vary the Fund’s exposure to general market fluctuations over the course of the market cycle may adversely impact the investment performance of the Fund, particularly during times when the stock market is generally rising. Also, because the Fund’s investment position at any given time will vary depending on the investment adviser’s assessment of current conditions in the stock market, the investment return and share price of the Fund may fluctuate or deviate from overall market returns to a greater degree than would be the case for funds that do not employ strategies similar to those employed by the Fund. For example, if the Fund has taken a defensive posture by hedging all or a portion of its positions to reduce the sensitivity of its portfolio to stock market fluctuations, and the market advances, the return to investors in the Fund will be lower than if the portfolio had maintained a larger exposure to the market. Alternatively, if the Fund has increased the sensitivity of its portfolio to stock market fluctuations, the Fund will experience a larger loss in the event of a market decline.

Market Capitalization and Sector Risks

The Fund may invest a portion of its assets in the stocks of companies having smaller market capitalizations, including mid-cap and small-cap stocks. The stocks of these companies often have less liquidity than the stocks of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than stock prices of larger companies.

From time to time the Fund may maintain weightings in particular business sectors that deviate significantly from the weightings of those sectors in broad-based market indices. At times when the Fund emphasizes investment in one or more particular business sectors, the value of its net assets will be more susceptible to financial, market or economic events affecting issuers and industries within those sectors than would be the case for mutual funds that do not emphasize investment in particular sectors. This may increase the risk of loss associated with an investment in the Fund and increase the volatility of the Fund’s net asset value per share.

Hedging and Derivatives Risks

The Fund may hedge its investment exposure to stocks by purchasing put options on stock indices; by writing covered call options on stocks which the Fund owns; by writing call options on stock indices; or by establishing short futures positions or option combinations (such as simultaneously writing call options and purchasing put options) on one or more stock indices considered by the investment adviser to be correlated with the Fund’s portfolio of common stocks. To the extent the Fund hedges its investment positions as part of its investment program, its investment performance may deviate significantly from the performance of a passive investment portfolio of stocks, for substantial portions of a market cycle. When market conditions are unfavorable in the view of the investment adviser and the Fund’s holdings are hedged, the Fund may not benefit from general advances in the stock market to the same extent as if the Fund was not hedged. Alternatively, if the Fund has leveraged a portion of the exposure of its portfolio in a climate that has historically been favorable for stocks and stock prices decline, the Fund may experience investment losses that are greater than if the Fund had not leveraged its exposure. When the Fund is in its most aggressive position, the share price of the Fund could be expected to fluctuate as much as 1½ times more than it would if the Fund had not leveraged its exposure to stocks. The Fund’s hedging strategy may also result in the investment performance of the Fund having limited correlation with the performance of the general stock market, possibly for meaningful periods of time.

The derivatives used by the Fund are subject to specific risks. When the Fund hedges by purchasing put options on stock indices, the Fund may incur a net loss of time value on the purchased options. When the Fund hedges by writing covered call options on stocks which the Fund owns, the Fund may not benefit from price advances in those stocks to the same extent that it would if the Fund had not employed hedging. When the Fund hedges its portfolio using short stock index futures or option combinations (such as simultaneously writing stock index call options and purchasing stock index put options), the Fund may incur a loss even when its portfolio is hedged if the returns on its positions in stocks do not exceed the returns of the securities and financial instruments used to hedge. This is known as “tracking risk” (or alternatively, “basis risk”).

The Fund does not invest solely in the securities that are included in any index or invest in business sectors in the same proportion as such sectors may be represented in any index. For this reason, the hedging strategies used by the Fund do not eliminate market risk or provide complete protection against adverse changes in the prices of individual securities or securities within particular business sectors. When options are owned by the Fund, it is possible that they may lose value over time, even if the prices of the securities underlying the options are unchanged.

What has been the Fund’s Performance History?

The bar chart and performance table shown below provide some indication of the risks of investing in the Fund and variability of its returns. The bar chart shows changes in the Fund’s performance from year to year for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5, and 10 years ended December 31, 2019 compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available on the Fund’s website at www.hussmanfunds.com or by calling 1-800-HUSSMAN (1-800-487-7626).

The Fund’s year-to-date return through September 30, 2020 is 13.78%.

During the periods shown in the bar chart, the highest return for a quarter was 13.11% during the quarter ended December 31, 2018 and the lowest return for a quarter was –7.80% during the quarter ended December 31, 2010.

Average Annual Total Returns for Periods Ended December 31, 2019

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

	One Year	Five Years	Ten Years
Return Before Taxes	–18.86%	–8.98%	–7.54%
Return After Taxes on Distributions	–19.21%	–9.17%	–7.70%
Return After Taxes on Distributions and Sale of Fund Shares	–10.92%	–6.49%	–5.13%
STANDARD & POOR’S 500 INDEX (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	13.56%

Management of the Fund

Investment Adviser

Hussman Strategic Advisors, Inc.

Portfolio Manager

John P. Hussman, Ph.D. is primarily responsible for the day-to-day management of the portfolio of the Fund. Dr. Hussman is the Chairman and President of Hussman Strategic Advisors, Inc. and has served as the portfolio manager of the Fund since its inception in July 2000.

Purchase and Sale of Fund Shares

Minimum Initial Investment – $1,000, except the minimum is $500 for an IRA or a gifts to minors account

Minimum Subsequent Investment – $100, except the minimum is $50 for an IRA or a gifts to minors account

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request (The Hussman Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707), by telephone or through your financial institution.

Tax Information

The Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or you are a tax-exempt investor. If you are investing through a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from such arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund (or the investment adviser) may pay the intermediary for various account-related or shareholder services the intermediary provides to the Fund or to its customers who invest in the Fund. These payments may create a conflict of interest on the part of the broker-dealer or other intermediary. Ask your salesperson or visit your financial intermediary’s website for more information.

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